UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported):   July 15, 2011  (July 12, 2011)

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21F Kineer Plaza
226 Jinshui Road
Zhengzhou, Henan Province
People’s Republic of China 450008
People’s Republic of China
(Address of principal executive offices)

(86) 371-8612-7222
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.           Submission of Matters to a Vote of Security Holders.

On July 12, 2011, China Valves Technology, Inc. (the “Company”) held an annual meeting of its shareholders (the “Annual Meeting”) at which a majority of the Company’s shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, until a successor has been duly elected and qualified or the director’s earlier resignation, death or removal, (ii) approved the appointment of Frazer Frost LLP to serve as the Company’s independent registered public accounting firm for 2011, (iii) adopted, on a non-binding, advisory basis, a resolution approving the compensation of the Company’s named executive officers described under the heading “Executive Compensation” in the Company’s proxy statement, and (iv) selected, on a non-binding, advisory basis, an annual frequency for the shareholder vote on the compensation of the Company named executive officers.

At the close of business on June 1, 2011, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 35,669,654 shares of the Company’s Common Stock, outstanding and entitled to vote at the Annual Meeting. The holders of 19,370,385 shares of the Company’s Common Stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

The Company’s independent inspector of elections reported the vote of the stockholders as follows:

Proposal 1: The election of directors

Name	Votes For	Withheld	Votes Against	Abstentions	Broker Non-Votes
Siping Fang	20,102,679.555	-	-	424,104.000	-
Binjie Fang	19,928,713.555	-	-	598,070.000	-
Zengbiao Yu	19,932,859.555	-	-	593,924.000	-
Peter Li	18,984,305.555	-	-	1,542,478.000	-
William Haus	19,934,729.555	-	-	592,054.000	-

Proposal 2: The appointment of Frazer Frost LLP as the Company’s independent registered public accounting firm for 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,948,221.000	415,768.554	162,794.000	-

Proposal 3: The adoption, on a non-binding, advisory basis, of a resolution approving the compensation of the Company’s named executive officers described under the heading “Executive Compensation” in the Company’s proxy statement

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,941,101.000	383,343.554	1,202,339.000	-

Proposal 4: The selection, on a non-binding, advisory basis, of the frequency of the stockholder vote on the compensation of the Company’s named executive officers

One Year	Two Years	Three Years	Abstentions	Broker Non- Votes
6,759,225.555	79,803.000	13,654,825.000	32,930.000	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2011
CHINA VALVES TECHNOLOGY, INC.

By:/s/ Jianbao Wang
JIANBAO WANG
Chief Executive Officer